GUIDESTONE FUNDS

Supplement dated July 17, 2017

to

Prospectus dated May 1, 2017, as amended July 1, 2017

This supplement provides new information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

Global Natural Resources Equity Fund

At its July 17, 2017 meeting, the Board of Trustees of GuideStone Funds approved a plan to liquidate and terminate the Global Natural Resources Equity Fund (the “Fund”), upon the recommendation of GuideStone Capital Management, LLC, the Fund’s investment adviser. As of August 16, 2017, the Fund will no longer accept new investments.

The Fund pursues its investment objective of seeking long-term capital appreciation by investing mainly (at least, and typically more than, 80% of its net assets, plus borrowings for investment purposes, if any) in equity securities, which may include stock, stock futures, rights, warrants or securities convertible into stock, of companies considered to be principally engaged in natural resources industries or that supply goods, technology and services to such companies. In connection with the liquidation, the Fund will depart from its stated investment objective, and may begin to do so immediately, as it begins to convert all portfolio securities to cash or cash equivalents in preparation for the final distribution(s) to shareholders.

The date of liquidation of the Fund is anticipated to be on or about September 22, 2017 (the “Liquidation Date”). Please note that you may exchange your shares of the Fund at net asset value at any time prior to the Liquidation Date for shares of the same class of another GuideStone Fund in accordance with the terms of the Fund’s prospectus. You also may redeem your shares of the Fund at any time prior to the Liquidation Date. The Fund will distribute cash or cash equivalents pro rata to all remaining shareholders who have not previously exchanged or redeemed all of their shares on or about the Liquidation Date. Shareholders remaining in the Fund just prior to the Liquidation Date may bear increased transaction costs incurred in connection with the disposition of the Fund’s portfolio holdings. Such transaction costs would reduce distributable net capital gains, if any. Once distribution is complete, the Fund will terminate.

The redemption, sale or liquidation of your Fund shares will be a taxable event, on which you will realize a taxable gain (or loss), to the extent that your tax basis in the shares is lower (or higher) than the liquidation proceeds that you receive. The exchange of your shares for shares of another GuideStone Fund will also be a taxable event. If you own Fund shares in a tax-deferred account, such as an individual retirement account, 401(k) plan or 403(b) account, distribution to the account of the liquidation proceeds will not be subject to current income taxation. You should consult your tax adviser about the Fund’s liquidation and its tax consequences to you, if any. You should also consult your tax adviser before initiating any exchange or redemption of Fund shares.

For more information, please contact us at 1-888-GS-FUNDS (1-888-473-8637) 7 a.m. to 6 p.m. CST, Monday through Friday.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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